UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2007

IHOP CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 North Brand, Glendale, California		91203
(Address of principal executive offices)		(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No.2) amends IHOP Corp.’s Current Report on Form 8-K filed on December 5, 2007, and amended by Amendment No. 1 filed on February 12, 2008, in which IHOP Corp. reported the completion of its acquisition of Applebee’s International, Inc. This amendment is being filed to include revised pro forma financial information required under Item 9.01 of Form 8-K. The revised pro forma financial information reflects an additional adjustment to our unaudited pro forma condensed combined balance sheet dated September 30, 2007.  The adjustment reflects a provision for long term deferred income tax liabilities related to identified intangible assets in our preliminary allocation of purchase price, as described in Exhibit 99.2.  The result of this adjustment is to increase both long term deferred income tax liabilities and goodwill by $396.5 million. This adjustment had no effect on the pro forma statements of operations previously filed.  Except for the pro forma financial statements previously filed, the information previously reported in the Current Report on Form 8-K filed on December 5, 2007, and amended by Amendment No. 1 filed on February 12, 2008, is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Applebee’s International, Inc. and Subsidiaries as of December 31, 2006 and December 25, 2005 and the related consolidated statements of earnings, stockholders’ equity, and cash flows for the years ended December 31, 2006, December 25, 2005, and December 26, 2004, and the notes related thereto, which have been adjusted to reflect certain discontinued operations, were previously filed as Exhibit 99.1 to this report and are incorporated herein by reference.

The condensed consolidated balance sheets of Applebee’s International, Inc. and Subsidiaries as of September 30, 2007 (unaudited) and December 31, 2006 and the related unaudited condensed consolidated statements of earnings, stockholder’s equity, and cash flows for the 13 and 39 weeks ended September 30, 2007 and September 24, 2006, and the notes related thereto, are incorporated herein by reference to Item 1. of Applebee’s International, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007.

(b)          Pro Forma Financial Information

The unaudited pro forma combined condensed financial statements with respect to the transaction are filed as Exhibit 99.2 to this amendment and are incorporated herein by reference.

(d)   Exhibits

23.1                Consent of Independent Registered Public Accounting Firm (previously filed).

99.1                The audited consolidated balance sheets of Applebee’s International, Inc. and Subsidiaries as of December 31, 2006 and December 25, 2005 and the related consolidated statements of earnings, stockholders’ equity, and cash flows for the years ended December 31, 2006, December 25, 2005 and December 26, 2004 and the notes related thereto (previously filed).

99.2                Unaudited Pro Forma Condensed Combined Financial Statements of IHOP Corp (revised as of February 15, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2008	IHOP CORP.

	By:	/s/ THOMAS CONFORTI
Thomas Conforti
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm (previously filed).

99.1

The audited consolidated balance sheets of Applebee’s International, Inc. and Subsidiaries as of December 31, 2006 and December 25, 2005 and the related consolidated statements of earnings, stockholders’ equity, and cash flows for the years ended December 31, 2006, December 25, 2005 and December 26, 2004 and the notes related thereto (previously filed).

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of IHOP Corp (revised as of February 15, 2008) .